EXHIBIT 10.1

                          REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement (the "Agreement") is made and entered into as of this October 1, 1996, by and between Integrated Device Technology, Inc., a Delaware corporation ("Acquirer"), and Carl E. and Mary Ann Berg, on one hand, and Clyde J. Berg, on the other hand (collectively, the "Target Shareholders"), who will receive shares of Acquirer common stock (the "Acquirer Common Stock") in the Merger (as defined below).

                  WHEREAS, Integrated Device Technology Salinas Corp., a wholly owned California subsidiary of Acquirer ("Merger Sub"), will be merged with and into Baccarat Silicon, Inc. ("Target") pursuant to the terms of an Agreement of Merger, dated October 1, 1996 (the "Agreement of Merger"), and the related Agreement and Plan of Reorganization, dated October 1, 1996 (the "Plan of Reorganization"), among Acquirer, Merger Sub and Target (the "Merger");

                  WHEREAS, in the Merger, the Target Shareholders will exchange all of their shares of Target common stock for seven hundred eighty-two thousand four hundred forty-five (782,445) shares of Acquirer Common Stock (the "Exchange Shares");

                  WHEREAS, pursuant to Section 1.5 of the Plan of Reorganization, immediately after the filing of the Agreement of Merger with the Secretary of State of California (the "Effective Time"), the Target Shareholders may cause Acquirer to register the Exchange Shares pursuant to a Form S-3 (as defined below), provided that the Target Shareholders have entered into this Agreement;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, the parties agree as follows:

         1.       REGISTRATION RIGHTS.

                  1.1      Definitions.  For purposes of this Article 1:

                           (a) Registration.  The terms "register," "registered"
and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement.

                           (b)  Registrable  Securities.  The term  "Registrable
Securities" means: (1) the Exchange Shares; and (2) any shares of Common Stock of the Acquirer issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, all such Exchange Shares described in clause (1) of this subsection (b); excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which rights under this Article 1 are not assigned in accordance

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with this  Agreement or any  Registrable  Securities  sold to the public or sold pursuant to Rule 144 promulgated under the Securities Act.

                           (c)  Registrable  Securities  Then  Outstanding.  The
number of shares of "Registrable Securities then outstanding" shall mean the number of shares of Common Stock which are Registrable Securities and (1) are then issued and outstanding or (2) are then issuable pursuant to the exercise or conversion of then outstanding and then exercisable options, warrants or convertible securities.

                           (d)  Holder.  For  purposes  of  this  Article  1 and
Articles 2 and 3 hereof, the term "Holder" means any person owning of record at least 100,000 shares of Registrable Securities that have not been sold to the public or pursuant to Rule 144 promulgated under the Securities Act or any assignee of record of such Registrable Securities to whom rights under this
Article 1 have been duly assigned in accordance with this Agreement. The term "Holder" includes (i) all corporations, partnerships or other organizations that a Holder controls through beneficial ownership in combination with members of the Holder's immediate family of at least 50% of such corporation, partnership or other organization and (ii) any individual who is a member of a Holder's immediate family.

                           (e) Form S-3.  The term  "Form  S-3"  means such form
under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Acquirer with the SEC.

                           (f) SEC.  The term  "SEC" or  "Commission"  means the
U.S. Securities and Exchange Commission.

                  1.2 Piggyback Registrations. The Acquirer shall notify all Holders of Registrable Securities in writing at least fifteen (15) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of Common Stock of the Acquirer (including, but not limited to, registration statements relating to secondary offerings of securities of the Acquirer, but excluding registration statements relating to any registration under Section 1.3 of this Agreement or to any employee benefit plan or a corporate reorganization) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within five (5) days after receipt of the above-described notice from the Acquirer, so notify the Acquirer in writing, and in such notice shall inform the Acquirer of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Acquirer, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent

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registration  statement  or  registration  statements  as  may be  filed  by the
Acquirer with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                           (a) Underwriting.  If a registration  statement under
which the Acquirer gives notice under this Section 1.2 is for an underwritten offering, then the Acquirer shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder's Registrable Securities to be included in a registration pursuant to this Section 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Acquirer, and second, to each of the Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the total number of Registrable Securities then held by each such Holder; provided, however, that the right of the underwriters to exclude shares (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that: (i) the number of Registrable Securities included in any such registration is not reduced below twenty percent (20%) of the shares included in the registration; and (ii) all shares that are not Registrable Securities and are held by persons who are employees or directors of the Acquirer (or any subsidiary of the Acquirer) shall first be excluded from such registration and underwriting before any Registrable Securities are so excluded. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Acquirer and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

                           (b)  Expenses.  All expenses  incurred in  connection
with a registration pursuant to this Section 1.2 (excluding underwriters' and brokers' discounts and commissions and any additional special counsel fees for individual Holders), including, without limitation all federal and "Blue Sky" registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Acquirer and reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Acquirer.

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                  1.3 Form S-3 Registration.  In case the Acquirer shall receive from a  Holder,  if a Holder  holds  at  least  100,000  shares  of  Registrable
Securities,   a  written   request  or  requests  that  the  Acquirer  effect  a
registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by the Holder, then the Acquirer will:

                           (a)  Notice.  Promptly  give  written  notice  of the
proposed registration and the Holder's request therefor, and any related qualification or compliance, to all other Holders of Registrable Securities; and

                           (b) Registration. As soon as practicable, effect such
registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Acquirer; provided, however, that the Acquirer shall not be obligated to effect or maintain any such registration, qualification or compliance pursuant to this Section 1.3:

                                    (1) if Form  S-3 is not  available  for such
offering by the Holders;

                                    (2)  if  the  Holders,   together  with  the
holders of any other securities of the Acquirer entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of an amount equal to or less than they could sell within three (3) months under Rule 144;

                                    (3) if the  Acquirer  shall  furnish  to the
Holders a certificate signed by the President or Chief Executive Officer of the Acquirer stating that in the good faith judgment of the Board of Directors of the Acquirer, it would be detrimental to the Acquirer and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Acquirer shall have the right to defer the filing of the Form S-3 registration statement no more than once during any twelve month period for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 2.4;

                                    (4) in any particular  jurisdiction in which
the Acquirer would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or

                                    (5)  if  the   Acquirer   has  effected  two
registrations pursuant to this Section 1.3.

                           (c) Expenses.  Subject to the foregoing, the Acquirer
shall file a Form S-3 registration statement covering the Registrable Securities and other securities

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so  requested  to be  registered  pursuant  to  this  Section  1.3  as  soon  as practicable after receipt of the request or requests of the Holders for such registration. The Acquirer shall pay all expenses incurred in connection with
each   registration   requested   pursuant  to  this  Section  1.3,   (excluding
underwriters'  or  brokers'  discounts  and  commissions),   including,  without
limitation, all filing, registration and qualification, printers' and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holder or Holders and counsel for the Acquirer. Each Holder participating in a registration pursuant to this Section 1.3 shall bear such Holder's proportionate share (based on the total number of shares sold in such registration other than for the account of the Acquirer) of all discounts, commissions or other amounts
payable  to   underwriters   or  brokers  in  connection   with  such  offering.
Notwithstanding the foregoing, the Acquirer shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section 1.3 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered, unless the Holders of a majority of the Registrable Securities then outstanding agree to forfeit their right to demand registration pursuant to this Section 1.3 (in which case such right shall be forfeited by all Holders of Registrable Securities); provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Acquirer not known to the Holders at the time of their request for such registration and have withdrawn their request for registration with reasonable promptness after learning of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to this Section 1.3.

                  1.4 Obligations of the Acquirer. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Acquirer shall, as expeditiously as reasonably possible:

                           (a)  Prepare  and file  with  the SEC a  registration
statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and, upon the request of the Target Shareholders, if the Target Shareholders holds any Registrable Securities, or the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to thirty (30) days, which thirty-day period shall be tolled for any period during which any of the selling Holders is prohibited from selling Acquirer securities either pursuant to Acquirer's policy on insider trading or as a result of any such Holder's position with Acquirer; provided, however, that the selling Holders cannot sell Registrable Securities pursuant to such registration statement while the thirty-day period is tolled.

                           (b) Prepare and file with the SEC such amendments and
supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

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                           (c) Furnish to the Holders such number of copies of a
prospectus,   including  a  preliminary  prospectus,   in  conformity  with  the
requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

                           (d) Use its  reasonable  best efforts to register and
qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Acquirer shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                           (e) In the event of any underwritten public offering,
enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                           (f)  Notify  each  Holder of  Registrable  Securities
covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                           (g) Furnish,  at the request of any Holder requesting
registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Acquirer for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a "comfort" letter dated as of such date, from the independent certified public accountants of the Acquirer, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

                  1.5 Furnish Information. It shall be a condition precedent to the obligations of the Acquirer to take any action pursuant to Sections 1.2 or
1.3 that the selling Holders shall furnish to the Acquirer such information regarding themselves, the

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Registrable  Securities  held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

                  1.6 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article 1.

                  1.7 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 1.2 or 1.3:

                           (a) By the Acquirer.  To the extent permitted by law,
the Acquirer will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the l934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

                                    (i) any untrue  statement or alleged  untrue
                           statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, provided by Target;

                                    (ii) the  omission  or alleged  omission  to
                           state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading as a result of Target's action; or

                                    (iii) any violation or alleged  violation by
                           the Acquirer of the Securities Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any federal or state securities law in connection with the offering covered by such registration statement as a result of actions of Target;

and the Acquirer will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this

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subsection  1.7(a)  shall not apply to amounts  paid in  settlement  of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Acquirer (which consent shall not be unreasonably withheld), nor shall the Acquirer be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

                           (b) By Selling  Holders.  To the extent  permitted by
law, each selling Holder will indemnify and hold harmless the Acquirer, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Acquirer within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which the Acquirer or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Acquirer or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided, further, that the total amounts payable in indemnity by a Holder under this
Section 1.7(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

                           (c) Notice.  Promptly after receipt by an indemnified
party under this Section 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of

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interests between such indemnified party
and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.7.

                           (d)  Defect  Eliminated  in  Final  Prospectus.   The
foregoing indemnity agreements of the Acquirer and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

                           (e)  Contribution.  In order to provide  for just and
equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 1.7, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1.7 provides for indemnification in such case or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 1.7; then, and in each such case, the Acquirer and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Acquirer and other selling Holders are responsible for the remaining portion; provided, however, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                           (f)  Survival.  The  obligations  of the Acquirer and
Holders under this Section 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

                           (g)     Limitation    of     Indemnification.     The
indemnification provisions contained in this Section 1.7 apply only with respect to a registration statement covering Registrable Securities and do not apply to any other agreement or obligation of indemnity under federal or state securities laws between Acquirer and any Target Shareholder, including, without limitation, any indemnification agreement between Carl E. Berg and Acquirer and any Directors' and Officers' Insurance Policy existing for the benefit of Carl E. Berg or Acquirer.

                  1.8 "Market Stand-Off" Agreement. Each Holder hereby agrees that it shall not, to the extent requested by the Acquirer or an underwriter of securities of the Acquirer, directly or indirectly, sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, pledge or otherwise transfer or dispose of any Registrable Securities for up to 90 days following the effective date of a registration statement of the Acquirer filed under the Securities Act; provided, however, that such agreement shall not be applicable to Registrable Securities sold pursuant to such registration statement. In order to enforce the foregoing covenant, the Acquirer shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Registrable Securities and such other shares of stock of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                  1.9 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the Registrable Securities to the public without registration, the Acquirer agrees to:

                           (a) Make and keep public  information  available,  as
those terms are understood and defined in Rule 144 under the Securities Act, at all times;

                           (b) Use its reasonable  best efforts to file with the
Commission in a timely manner all reports and other documents required of the Acquirer under the Securities Act and the 1934 Act; and

                           (c)  So  long  as  a  Holder  owns  any   Registrable
Securities, to furnish to the Holder forthwith upon request a written statement by the Acquirer as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the 1934 Act, a copy of the most recent annual or quarterly report of the Acquirer, and such other reports and documents of the Acquirer as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

                  1.10 Termination of the Acquirer's Obligations. The Acquirer shall have no obligations pursuant to Sections 1.2 and 1.3 with respect to: (i) any request or requests for registration made by any Holder on a date more than five (5) years after the date if this Agreement; or (ii) any Registrable Securities proposed to be sold by a Holder in a registration pursuant to Sections 1.2 and 1.3 if, in the opinion of counsel to the Acquirer, all such Registrable Securities proposed to be sold by a Holder may be sold in a three-month period without registration under the Securities Act pursuant to Rule 144 under the Securities Act.

                  1.11 Legends. It is understood and agreed by each Holder that, for the three-year period commencing with the Effective Time (unless and until such securities are sold pursuant to an effective Registration Statement), the certificates or other instruments evidencing the Registrable Securities shall bear the following or any substantially similar legend:

             THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE INVESTOR SHOULD BE AWARE THAT IT MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

The Acquirer also may issue to its transfer agent stop transfer instructions with respect to the stock as a means of effectuating compliance with the limitations set forth in this Section 1.11.

                  1.12 Other Obligations of Holders. Each Holder hereby agrees it shall comply with Section 16(b) of the 1934 Act and Rule 10b-6 promulgated thereunder.

         2.       ASSIGNMENT AND AMENDMENT.

                  2.1  Assignment.   Notwithstanding   anything  herein  to  the
contrary:

                           (a) Registration Rights. The registration rights of a
Holder under Article 1 hereof may be assigned to any party who acquires shares of Registrable Securities with a value of $500,000 or more from the Holder; provided, however, that no party may be assigned any of the foregoing rights unless the Acquirer is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Acquirer as to which the rights in question are being assigned; and provided, further, that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including, without limitation, the provisions of this Article 2.

                  2.2 Amendment of Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Acquirer and the Target Shareholders (and/or any of their permitted successors or assigns). Any amendment or waiver effected in accordance with this Section 2.2 shall be binding upon the Target Shareholders, each Holder, each permitted successor or assignee of the Target Shareholders or such Holder and the Acquirer.

         3.       GENERAL PROVISIONS.

                  3.1 Governing Law. The internal laws of the State of California (irrespective of its choice of law principles) will govern the validity of this Agreement, the construction of its terms and the interpretation and enforcement of the rights and duties of the parties hereto.

                  3.2 Assignment; Binding Upon Successors and Assigns. Subject to the provisions of Section 2.1, the provisions of this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  3.3 Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

                  3.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be an original as regards any party whose signature appears thereon and all of which together will constitute one and the same instrument. This Agreement will become binding when one or more counterparts hereof, individually or taken together, will bear the signatures of both parties reflected hereon as signatories.

                  3.5 Other Remedies. Except as otherwise provided herein (and specifically subject to the limitations in Section 1.7 above), any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law on such party, and the exercise of any one remedy will not preclude the exercise of any other.

                  3.6 Amendment and Waivers. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the

Acquirer and the Target Shareholders (and/or any of their permitted successors or assigns). Any amendment or waiver effected in accordance with this Section
3.6 shall be binding upon the Target Shareholders, each Holder, each permitted successor or assignee of the Target Shareholders or such Holder and the Acquirer. The waiver by a party of any breach hereof or default in the performance hereof will not be deemed to constitute a waiver of any other default or any succeeding breach or default. The Agreement may be amended by the parties hereto at any time before or after approval of the Target Shareholders, but, after such approval, no amendment will be made which by applicable law requires the further approval of the Target Shareholders without obtaining such further approval.

                  3.7 No Waiver. The failure of any party to enforce any of the provisions hereof will not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

                  3.8 Expenses. Except as provided herein, each party will bear its respective expenses and legal fees incurred with respect to this Agreement and the transactions contemplated hereby.

                  3.9 Attorneys' Fees. Should suit be brought to enforce or interpret any part of this Agreement, the prevailing party will be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including, without limitation, costs, expenses and fees on any appeal). The prevailing party will be entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment.

                  3.10 Notices. Any notice or other communication required or permitted to be given under this Agreement will be in writing, will be delivered personally or by registered or certified mail, postage prepaid, and will be deemed given upon delivery, if delivered personally, or five days after deposit in the mails, if mailed, to the following addresses:

                  (i)      If to Acquirer:

                           2975 Stender Way
                           Santa Clara, California 95054
                           Attention:  Jack Menache, Esq.;

                  (ii)     If to Target Shareholders:

                           10050 Bandley Drive
                           Cupertino, California 95014;

or to such other address as a party may have furnished to the other parties in writing pursuant to this Section 3.10.

                  3.11 Construction of Agreement. This Agreement has been negotiated by the respective parties hereto and their attorneys, and the language hereof will not be construed for or against either party. A reference to an Article, a Section or an exhibit will mean an Article or a Section in, or exhibit to, this Agreement unless otherwise explicitly set forth. The titles and headings herein are for reference purposes only and will not in any manner limit the construction of this Agreement, which will be considered as a whole.

                  3.12 No Joint Venture. Nothing contained in this Agreement will be deemed or construed as creating a joint venture or partnership between any of the parties hereto. No party is by virtue of this Agreement authorized as an agent, employee or legal representative of any other party. No party will have the power to control the activities and operations of any other and their status is, and at all times will continue to be, that of independent contractors with respect to each other. No party will have any power or authority to bind or commit any other. No party will hold itself out as having any authority or relationship in contravention of this Section.

                  3.13 Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements, and to give such further written assurances, as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

                  3.14 Absence of Third-Party Beneficiary Rights. No provisions of this Agreement are intended, nor will be interpreted, to provide or create any third-party beneficiary rights or any other rights of any kind in any client, customer, affiliate, stockholder or shareholder, partner or any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement.

                  3.15 Public Announcement. Acquirer may issue such press releases, and make such other disclosures regarding the Merger, as it determines are required under applicable securities laws or regulatory rules.

                  3.16 Entire Agreement. This Agreement, the Plan of Reorganization and the exhibits hereto constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

                  3.17 Adjustments for Stock Splits, Etc. Wherever in this Agreement there is a reference to a specific number of shares of Common Stock of the Acquirer, then, upon the occurrence of any subdivision, combination or stock dividend of such class of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class of stock by such subdivision, combination or stock dividend.

                  3.18 Aggregation of Stock. All shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


INTEGRATED DEVICE TECHNOLOGY, INC.                    CARL E. AND MARY ANN BERG


By: /s/ Leonard C. Perham                             /s/ Carl E. Berg
   -------------------------------                    --------------------------
Its: President and Chief Executive Officer            Carl E. Berg



                                                      /s/ Mary Ann Berg
                                                      --------------------------
                                                      Mary Ann Berg



                                                      CLYDE J. BERG


                                                      /s/ Clyde J. Berg
                                                      --------------------------
                                                      Clyde J. Berg


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]